Exhibit (e)(i)(2)

Annex I

To the Distribution Agreement by and between

SPDR Series Trust and State Street Global Advisors Funds Distributors, LLC

ETF	Trading Symbol	Listing Exchange
SPDR Portfolio Total Stock Market ETF	SPTM	NYSE Arca, Inc.
SPDR Portfolio Large Cap ETF	SPLG	NYSE Arca, Inc.
SPDR Portfolio S&P 500 Growth ETF	SPYG	NYSE Arca, Inc.
SPDR Portfolio S&P 500 Value ETF	SPYV	NYSE Arca, Inc.
SPDR Portfolio Mid Cap ETF	SPMD	NYSE Arca, Inc.
SPDR S&P 400 Mid Cap Growth ETF	MDYG	NYSE Arca, Inc.
SPDR S&P 400 Mid Cap Value ETF	MDYV	NYSE Arca, Inc.
SPDR S&P 600 Small Cap ETF	SLY	NYSE Arca, Inc.
SPDR S&P 600 Small Cap Growth ETF	SLYG	NYSE Arca, Inc.
SPDR S&P 600 Small Cap Value ETF	SLYV	NYSE Arca, Inc.
SPDR Global Dow ETF	DGT	NYSE Arca, Inc.
SPDR Dow Jones REIT ETF	RWR	NYSE Arca, Inc.
SPDR S&P® Bank ETF	KBE	NYSE Arca, Inc.
SPDR S&P Capital Markets ETF	KCE	NYSE Arca, Inc.
SPDR S&P Insurance ETF	KIE	NYSE Arca, Inc.
SPDR NYSE Technology ETF	XNTK	NYSE Arca, Inc.
SPDR S&P Dividend ETF	SDY	NYSE Arca, Inc.
SPDR S&P Aerospace & Defense ETF	XAR	NYSE Arca, Inc.
SPDR S&P Biotech ETF	XBI	NYSE Arca, Inc.
SPDR S&P Health Care Equipment ETF	XHE	NYSE Arca, Inc.
SPDR S&P Health Care Services ETF	XHS	NYSE Arca, Inc.
SPDR S&P Homebuilders ETF	XHB	NYSE Arca, Inc.
SPDR S&P Metals & Mining ETF	XME	NYSE Arca, Inc.
SPDR S&P Oil & Gas Equipment & Services ETF	XES	NYSE Arca, Inc.
SPDR S&P Oil & Gas Exploration & Production ETF	XOP	NYSE Arca, Inc.
SPDR S&P Pharmaceuticals ETF	XPH	NYSE Arca, Inc.
SPDR S&P Retail ETF	XRT	NYSE Arca, Inc.
SPDR S&P Semiconductor ETF	XSD	NYSE Arca, Inc.
SPDR S&P Software & Services ETF	XSW	NYSE Arca, Inc.
SPDR S&P Telecom ETF	XTL	NYSE Arca, Inc.
SPDR S&P Transportation ETF	XTN	NYSE Arca, Inc.
SPDR S&P Regional Banking ETF	KRE	NYSE Arca, Inc.
SPDR Bloomberg Barclays 1-3 Month T-Bill ETF	BIL	NYSE Arca, Inc.
SPDR Portfolio Intermediate Term Treasury ETF	SPTI	NYSE Arca, Inc.
SPDR Portfolio Long Term Treasury ETF	SPTL	NYSE Arca, Inc.
SPDR Portfolio TIPS ETF	SPIP	NYSE Arca, Inc.
SPDR Portfolio Aggregate Bond ETF	SPAB	NYSE Arca, Inc.
SPDR Nuveen Bloomberg Barclays Municipal Bond ETF	TFI	NYSE Arca, Inc.
SPDR Bloomberg Barclays International Treasury Bond ETF	BWX	NYSE Arca, Inc.
SPDR Nuveen Bloomberg Barclays Short Term Municipal Bond ETF	SHM	NYSE Arca, Inc.
SPDR Bloomberg Barclays High Yield Bond ETF	JNK	NYSE Arca, Inc.
SPDR FTSE International Government Inflation-Protected Bond ETF	WIP	NYSE Arca, Inc.
SPDR Bloomberg Barclays Short Term International Treasury Bond ETF	BWZ	NYSE Arca, Inc.
SPDR Portfolio Intermediate Term Corporate Bond ETF	SPIB	NYSE Arca, Inc.
SPDR Portfolio Long Term Corporate Bond ETF	SPLB	NYSE Arca, Inc.
SPDR Bloomberg Barclays Convertible Securities ETF	CWB	NYSE Arca, Inc.
SPDR Portfolio Mortgage Backed Bond ETF	SPMB	NYSE Arca, Inc.

SPDR Wells Fargo Preferred Stock ETF	PSK	NYSE Arca, Inc.
SPDR Portfolio Short Term Corporate Bond ETF	SPSB	NYSE Arca, Inc.
SPDR Bloomberg Barclays International Corporate Bond ETF	IBND	NYSE Arca, Inc.
SPDR Bloomberg Barclays Emerging Markets Local Bond ETF	EBND	NYSE Arca, Inc.
SPDR Portfolio Corporate Bond ETF	SPBO	NYSE Arca, Inc.
SPDR Nuveen Bloomberg Barclays High Yield Municipal Bond ETF	HYMB	NYSE Arca, Inc.
SPDR Portfolio Short Term Treasury ETF	SPTS	NYSE Arca, Inc.
SPDR Bloomberg Barclays Investment Grade Floating Rate ETF	FLRN	NYSE Arca, Inc.
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	SJNK	NYSE Arca, Inc.
SPDR Portfolio High Yield Bond ETF	SPHY	NYSE Arca, Inc.
SPDR S&P 1500 Value Tilt ETF	VLU	NYSE Arca, Inc.
SPDR S&P 1500 Momentum Tilt ETF	MMTM	NYSE Arca, Inc.
SPDR SSGA US Large Cap Low Volatility Index ETF	LGLV	NYSE Arca, Inc.
SPDR SSGA US Small Cap Low Volatility Index ETF	SMLV	NYSE Arca, Inc.
SPDR Bloomberg Barclays 1-10 Year TIPS ETF	TIPX	NYSE Arca, Inc.
SPDR Portfolio Small Cap ETF	SPSM	NYSE Arca, Inc.
SPDR S&P 500 Buyback ETF	SPYB	NYSE Arca, Inc.
SPDR MSCI USA StrategicFactors ETF	QUS	NYSE Arca, Inc.
SPDR Portfolio S&P 500 High Dividend ETF	SPYD	NYSE Arca, Inc.
SPDR S&P 500 Fossil Fuel Reserves Free ETF	SPYX	NYSE Arca, Inc.
SPDR Russell 1000 Yield Focus ETF	ONEY	NYSE Arca, Inc.
SPDR Russell 1000 Momentum Focus ETF	ONEO	NYSE Arca, Inc.
SPDR Russell 1000 Low Volatility Focus ETF	ONEV	NYSE Arca, Inc.
SPDR FactSet Innovative Technology ETF	XITK	NYSE Arca, Inc.
SPDR SSGA Gender Diversity Index ETF	SHE	NYSE Arca, Inc.
SPDR Dorsey Wright Fixed Income Allocation ETF	DWFI	NASDAQ Stock Market LLC
SPDR S&P Technology Hardware ETF	XTH	NYSE Arca, Inc.
SPDR S&P Internet ETF	XWEB	NYSE Arca, Inc.
SPDR S&P Kensho Intelligent Structures ETF	SIMS	NYSE Arca, Inc.
SPDR S&P Kensho Smart Mobility ETF	HAIL	NYSE Arca, Inc.
SPDR S&P Kensho Future Security ETF	FITE	NYSE Arca, Inc.
SPDR S&P Kensho Clean Power ETF	CNRG	NYSE Arca, Inc.
SPDR S&P Kensho Final Frontiers ETF	ROKT	NYSE Arca, Inc.
SPDR S&P Kensho New Economies Composite ETF	KOMP	NYSE Arca, Inc.

Dated October 1, 2019